Exhibit 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT dated as of August 1, 2017 (this “Amendment”) to the Revolving Credit Agreement, dated as of February 1, 2017 (the “Credit Agreement”), among Walgreens Boots Alliance, Inc., as the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the Lenders from time to time party thereto and each other party thereto.

1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

2. Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below) the definition of “Facility Termination Date” included in the Credit Agreement shall be amended by replacing “the date which is 364 days following the Effective Date” with “January 31, 2019”.

3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when:

(a) the Administrative Agent shall have received counterparts to this Amendment executed by (i) the Borrower, (ii) the Administrative Agent and (iii) the Lenders;

(b) the Borrower shall have paid to the Administrative Agent for the account of each Lender party hereto a fee (the “Extension Fee”) in an aggregate amount equal to 0.05% of such Lender’s Commitment, with such Extension Fee to be due and payable upon satisfaction of the condition set forth in clause (a) above; and

(c) (1) no Default or Unmatured Default shall have occurred and be continuing on or as of the Amendment Effective Date and (2) all representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement shall be true and correct in all material respects (except to the extent such representations and warranties are qualified with “materiality” or “Material Adverse Effect” or similar terms, in which case such representations and warranties shall be true and correct in all respects) as if made on or as of the Amendment Effective Date, except to the extent a representation or warranty is stated to relate solely to an earlier date, in which case the representation or warranty shall be true and correct in all material respects (except to the extent such representations and warranties are qualified with “materiality” or “Material Adverse Effect” or similar terms, in which case such representations and warranties shall be true and correct in all respects) on and as such earlier date and, by executing this Amendment, the Company hereby certifies that this clause (c) is met as of the Amendment Effective Date.

4. Ratification. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

5. Indemnities. The Borrower agrees that this Amendment constitutes a Loan Document and Section 9.06 of the Credit Agreement is hereby incorporated by reference herein and shall extend to the preparation, execution and delivery of this Amendment.

6. Limitation. This Amendment shall be limited precisely as written and except as expressly provided herein, shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Credit Agreement is referred to in the Credit Agreement, the other Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as amended by this Amendment.

7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9. Consent to Jurisdiction; Waiver of Jury Trial. Each of Sections 15.02 and 15.03 of the Credit Agreement are hereby incorporated by reference herein and shall extend to the preparation, execution and delivery of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WALGREENS BOOTS ALLIANCE, INC. as the Borrower

By:	/s/ Claudio Moreno
	Name:	Claudio Moreno
	Title:	Vice President, Global Treasury

[Walgreens Amendment – Signature Page]

JPMORGAN CHASE BANK, N.A. as Administrative Agent and Lender

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Walgreens Amendment – Signature Page]

MIZUHO BANK, LTD., as Lender

By:	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Authorized Signatory

[Walgreens Amendment – Signature Page]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Mark Maloney
	Name:	Mark Maloney
	Title:	Authorized Signatory

[Walgreens Amendment – Signature Page]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Conan Schleicher
	Name:	Conan Schleicher
	Title:	Senior Vice President

[Walgreens Amendment – Signature Page]